TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”)

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of TIAA Levels 1, 2, 3, 4

SUPPLEMENT NO. 2

Supplement dated December 20, 2024, to the TIAA Access Prospectus, TIAA Access Summary Prospectus For New Investors and TIAA Access Updating Summary Prospectus (collectively, the “TIAA Access Prospectuses”) each dated May 1, 2024. The terms used in this Supplement have the same meaning as used in the TIAA Access Prospectuses.

Effective December 31, 2024 (the “Effective Date”), the Delaware Emerging Markets Fund changed its name to the Macquarie Emerging Markets Fund and the Delaware Small Cap Value Fund changed its name to the Macquarie Small Cap Value Fund. As a result, as of the Effective Date, all references in the TIAA Access Prospectuses to the Delaware Emerging Markets Fund and the Delaware Small Cap Value Fund are deleted and replaced with the Macquarie Emerging Markets Fund and the Macquarie Small Cap Value Fund, respectively.

Please keep this Supplement with your TIAA Access Prospectuses for future reference.

MGN-ACCESS2-1224P